NYSE American: AINC Investor Presentation | March 2023

Page 2 In keeping with the Securities and Exchange Commission (“SEC”) “Safe Harbor” guidelines, certain statements made in this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “target,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update or revise the statements made therein, except as may be required by law. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: extreme weather conditions that may cause property damage or interrupt business; actions by our clients’ lenders to accelerate loan balances and foreclose on our clients’ hotel properties that are security for our clients’ loans; uncertainty associated with the ability of the Company to remain in compliance with all covenants in our credit agreements and of our subsidiaries to remain in compliance with the covenants of their debt and related agreements; general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise, and the market price of our common stock; availability, terms and deployment of capital; our ability to regain Form S-3 eligibility; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; actual and potential conflicts of interest with or between Remington, Ashford Trust and Braemar, our executive officers and our non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; our ability to implement and maintain effective internal controls; legislative and regulatory changes; the possibility that we may not realize any or all of the anticipated benefits from transactions to acquire businesses, or from our business initiatives; disruptions relating to the acquisition or integration of Premier, Remington, Chesapeake or any other business we invest in or acquire, which may harm relationships with customers, employees and regulators; and unexpected costs relating to the acquisition or integration of any business we invest in or acquire. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak and the numerous government travel restrictions imposed in response thereto. The extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. These and other risk factors are more fully discussed in the Company's filings with the SEC. Adjusted EBITDA is calculated by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to non-controlling interests, transaction costs, and other expenses. Adjusted EBITDA is a non-GAAP measure and reconciliations have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities. Prior to investing in Ashford, potential investors should carefully review Ashford’s periodic filings with the SEC, including, but not limited to, Ashford’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. Safe Harbor and Important Information on non-GAAP Measures

About Us – Advisor. Operator. Innovator. The only publicly-traded asset manager & service provider focused on the hospitality industry 40+ years of history in the hospitality & real estate industry Best-in-class asset management, with deep industry relationships and scale Page 3

Overview

Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provide global asset management, investment management and related services to the real estate and hospitality sectors

Advisory Platform

AUM – Perpetual Life Public REITs

BRAEMAR HOTELS & RESORTS

Highest RevPAR among Publicly Traded Lodging REITs(1)

16	~$2.8B
Hotels(1)	Gross Assets

NYSE: BHR

ASHFORD HOSPITALITY TRUST

Geographically Diversified Portfolio Well-Positioned for Growth

100	~$5.3B
Hotels(1)(2)	Gross Assets

NYSE: AHT

Operating Platform

Strategic Market Leading Hospitality Focused Companies

ASHFORD SECURITIES

RED HOSPITALITY & LEISURE (Resort • Eco-Tourism • Destination Services)

openkey

RH remington

PREMIER DESIGN TO COMPLETION

Pure™ wellness

INSPIRE

(1) As of December 31st, 2022
(2) Excludes WorldQuest

Page 4

Our Strategy- Multiple Paths to Growth Best-in-Class Asset Management and Operations with Deep Industry Relationships Page 5 Grow Assets Under Management Expand Service Offerings Grow Third- Party Business Recovery of Hotel Industry

Page 6 Braemar Hotels & Resorts Portfolio Highlights (1) 16 Hotels 4,181 Rooms >$300 RevPAR $2.8B Gross Assets 15 Markets $233 $101 $238 $312 $0 $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 Comparable RevPAR (2) (1) As of 12/31/2022 (2) As reported in BHR Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023 (3) Source: STR (https://str.com/press-release/str-te-make-modest-upgrade-first-us-hotel-forecast-2023) 6.9% 7.1% 6.4% 0% 2% 4% 6% 8% 2023 2024 2025 STR Luxury RevPAR Growth Forecast (3) The Four Seasons Scottsdale Park Hyatt Beaver Creek Bardessono The Ritz-Carlton St. Thomas

Page 7 Ashford Hospitality Trust Portfolio Highlights (1) 100 Hotels 22,316 Rooms 27 States $5.3B Gross Assets 45 Markets 8.9% 9.1% 6.7% 0% 2% 4% 6% 8% 10% 2023 2024 2025 STR Upper Upscale RevPAR Growth Forecast (2) (1) As of 12/31/2022, excludes WorldQuest (2) Source: STR (https://str.com/press-release/str-te-make-modest-upgrade-first-us-hotel-forecast-2023) (3) TTM 2022, excluding assets disposed of in 2022 and WorldQuest La Posada de Santa Fe One Ocean Resort and Spa W Atlanta Downtown Lakeway Resort and Spa 6% 55% 30% 2% 7% INDEPENDENT Revenue by Brand(3)

3/20/2023 8 Update on Growth Initiatives Recovery of Hotel Industry(1) 88.0 97.8 100.5 104.8 107.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 Demand Index 95.3 113.4 115.3 120.3 124.6 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 ADR Index 83.2 107.9 111.6 119.8 124.9 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 RevPAR Index Industry RevPAR exceeded 2019 in 2022 (1) Indexed to 2019; Source: STR (https://str.com/press-release/str-te-maintain-adr-and-revpar-forecast-last-revision-2022) Page 8 Grow Assets Under Management Grow Third-Party Business • Ashford is ramping up growth via Ashford Securities capital raises  BHR issued $460M in non-traded preferred  AHT is effective on registration statement for non-traded preferred  Launched a growth oriented private offering that will invest in all types of commercial real estate in Texas • Remington recently acquired Chesapeake Hospitality  Added approximately 30 third-party hotels  Remington’s third-party business is now ~38% of its hotels under management • Premier continues to grow its third-party business

Recent Developments Page 9 $29M $48M $76M $0 $15 $30 $45 $60 $75 $90 2020 2021 2022 ($ in M illi on s) TTM Adjusted EBITDA (1) Includes third-party revenue for Remington, Premier, Inspire, and RED (2) As of 12/31/2022 (3) As of 3/17/2023 53 third-party contracts(2) 53 third-party contracts(2) $469M non-traded preferred stock issued(3) $41M $66M $133M $0 $25 $50 $75 $100 $125 $150 2020 2021 2022 ($ in M illi on s) Third-Party Revenue(1)

Page 10 (1) As of 3/16/2023 • AHT Non-Traded Preferred • Growth Oriented Private Offering Focused on Commercial Real Estate in Texas Growing AUM Current Investment Products Reps Worked with Ashford Securities 13,448 Signed Selling Agreements (“SSAs”) 79 Total Capital Raised $460M BHR Offering Complete Reps Working with Ashford Securities(1) 4,431 Signed Selling Agreements (“SSAs”)(1) 24 AHT Offering Underway

Effects of AUM Increase Page 11 Incremental Revenue $1.6M Incremental EBITDA $1.0M For Every Additional $100M of AUM, We Expect:

Takeaways – Strong Post-Pandemic Potential I. Recovery of hotel industry II. Grow assets under management III. Grow third-party business IV. Expand service offerings 4 Ways to Grow Page 12 Attractive Investment With a compelling growth story, we believe Ashford offers an appealing investment opportunity With 40+ years of history in the hospitality industry, best-in-class asset management, deep industry relationships and scale, we believe we are uniquely positioned for success Experts in the Business

Page 13 Long-Term Guidance

Four Ways the Company Can Grow 143 103 115 155 170 187 204 111 47 70 142 185 206 237 $0 $100 $200 $300 $400 $500 2019 P.F. 2020 Act. 2021 Act. 2022 Act. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue(1) 62 29 48 76 85 97 115 $0 $40 $80 $120 2019 P.F. 2020 Act. 2021 Act. 2022 Act. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA Long-Term Growth Projections - AUM & Third-Party Business I. Recovery of hotel industry II. Grow assets under management III. Grow third-party business IV. Expand service offerings (In Millions) (In Millions) Third-party revenue as a percent of total revenue is expected to go from 44% in 2019 to 54% by 2026 Page 14(1) Includes revenue from Robert Douglas and Ashford Securities (2) Pro Forma (P.F.) assumes the Remington, Sebago, Marietta and BAV acquisitions occurred January 1, 2019. Assumes current ownership share. CAGR (2021 – 2026) Adj. EBITDA Margin 12% AUM Revenue 28% Third-Party Revenue 19% Adjusted EBITDA 26% 2021 24% 2024 26% 2026 KEY: AUM Third-Party (2) (2)

Appendix Page 15

3/20/2023 16 Remington Portfolio Mix Page 16 Remington Managed Hotels(1) (1) Hotels open and operating at the end of each quarter Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 AUM 72 72 72 72 72 72 73 73 73 73 73 73 3rd Party 2 2 2 2 4 5 7 9 13 42 44 45 TOTAL 74 74 74 74 76 77 80 82 86 115 117 118 2020 2021 2022

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

Ashford Inc. Consolidated

	2019	2020	2021	2022	2024	2025	2026
Net income (loss)	(15,374)	(215,788)	(10,818)	2,923			
(Income) loss from consolidated entities attributable to noncontrolling interests	536	1,178	678	1,171			
Net (income) loss attributable to redeemable noncontrolling interests	983	2,245	215	(448)			
Net income (loss) attributable to the company	(13,855)	(212,365)	(9,925)	3,646			
Interest Expense	1,861	5,179	5,150	9,997			
Amortization of loan costs	277	312	327	761			
Depreciation and amortization	30,047	44,055	37,609	37,058			
Income tax expense (benefit)	1,435	(14,255)	(162)	8,530			
Net (income) loss attributable to unitholders redeemable noncontrolling interests	(54)	(432)	(63)	448			
EBITDA	19,711	(177,506)	32,936	60,440			
Non-cash stock-based compensation	8,824	6,436	4,949	4,117			
Market change in deferred compensation	(5,732)	(3,012)	-	-			
Deferred compensation plans	-	-	1,671	(477)			
Change in contingent consideration fair value	4,058	447	22	650			
Transaction related costs	11,340	1,049	3,424	2,451			
Loss on disposal of assets	-	8,330	1,595	3,052			
Reimbursed software costs, net	(2,015)	(409)	(507)	(386)			
Legal, advisory and settlement costs	-	922	1,820	1,298			
Severance and executive recruiting costs	1,186	3,934	1,330	2,468			
Amortization of hotel signing fees and lock subsidies	810	539	518	596			
Other (gain) loss	(116)	175	(553)	1,476			
Impairment	-	188,563	1,160	-			
Adjusted EBITDA	38,066	29,468	48,365	75,685	85,000	97,000	115,000
Non-comparable adjustments (1)	23,460	(452)	(27)	-	-	-	-
Comparable Adjusted EBITDA	61,526	29,016	48,338	75,685	85,000	97,000	115,000

Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Comparable information assumes the Remington, Marietta, and Sebago acquisitions occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington and Sebago sellers. Assumes Ashford Inc. owned 100% of INSPIRE (JSAV), 97.75% of RED, and 75.4% of OpenKey the entire year of 2022; Assumes Ashford Inc. owned 100% of RED and 75.4% of OpenKey the entire year of 2021.

Page 17

3/20/2023 18 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. Page 18 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited) Premier 2019 2020 2021 2022 2024 2025 2026 Net income (loss) 21 (57,879) (9,105) (3,953) (Income) loss from consolidated entities attributable to noncontrolling interests - - - - Net (income) loss attributable to redeemable noncontrolling interests - - - - Net income (loss) attributable to the company 21 (57,879) (9,105) (3,953) Interest Expense - - - - Amortization of loan costs - - - - Depreciation and amortization 12,494 12,628 12,230 11,899 Income tax expense (benefit) 1,248 (3,267) (2,414) 528 Net (income) loss attributable to unitholders redeemable noncontrolling interests - - - - EBITDA 13,763 (48,518) 711 8,474 Non-cash stock-based compensation 90 82 64 72 Market change in deferred compensation - - - - Deferred compensation plans - - - - Change in contingent consideration fair value - - - - Transaction related costs - - - - Loss on disposal of assets - - - - Reimbursed software costs, net - - - - Legal, advisory and settlement costs - - - - Severance and executive recruiting costs 106 483 - 77 Amortization of hotel signing fees and lock subsidies - - - - Other (gain) loss - - 114 87 Impairment - 49,524 - - Adjusted EBITDA 13,959 1,571 889 8,710 14,000 17,000 21,000 Non-comparable adjustments (1) - - - - - - - Comparable Adjusted EBITDA 13,959 1,571 889 8,710 14,000 17,000 21,000

3/20/2023 19 Page 19 Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Remington acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington seller. GAAP Reconciliation (In thousands) (unaudited) Reconciliation of Net Income to EBITDA and Adjusted EBITDA Remington 2019 2020 2021 2022 2024 2025 2026 Net income (loss) (626) (133,367) (1,647) 8,150 (Income) loss from consolidated entities attributable to noncontrolling interests - - - - Net (income) loss attributable to redeemable noncontrolling interests - - - - Net income (loss) attributable to the company (626) (133,367) (1,647) 8,150 Interest Expense - - - - Amortization of loan costs - - - - Depreciation and amortization 2,459 13,943 12,141 12,362 Income tax expense (benefit) 140 (3,108) 1,406 1,845 Net (income) loss attributable to unitholders redeemable noncontrolling interests - - - - EBITDA 1,973 (122,532) 11,900 22,357 Non-cash stock-based compensation 46 299 696 258 Market change in deferred compensation - - - - Deferred compensation plans - - - - Change in contingent consideration fair value - - - 650 Transaction related costs 13 245 161 1,929 Loss on disposal of assets - - - - Reimbursed software costs, net - - - - Legal, advisory and settlement costs - - 53 12 Severance and executive recruiting costs 429 910 96 69 Amortization of hotel signing fees and lock subsidies - - - - Other (gain) loss - - (375) 13 Impairment - 126,548 - - Adjusted EBITDA 2,461 5,470 12,531 25,288 27,000 31,000 38,000 Non-comparable adjustments (1) 18,993 - - - - - - Comparable Adjusted EBITDA 21,454 5,470 12,531 25,288 27,000 31,000 38,000

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

INSPIRE

	2019	2020	2021	2022	2024	2025	2026
Net income (loss)	(3,069)	(18,202)	(5,248)	6,603			
(Income) loss from consolidated entities attributable to noncontrolling interests	-	-	-	-			
Net (income) loss attributable to redeemable noncontrolling interests	247	1,148	-	-			
Net income (loss) attributable to the company	(2,822)	(17,054)	(5,248)	6,603			
Interest Expense	979	1,139	876	1,262			
Amortization of loan costs	48	51	121	130			
Depreciation and amortization	5,850	6,158	6,830	6,660			
Income tax expense (benefit)	(376)	(5,060)	(1,326)	4,073			
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-	-			
EBITDA	3,679	(14,766)	1,253	18,728			
Non-cash stock-based compensation	30	46	68	49			
Market change in deferred compensation	-	-	-	-			
Deferred compensation plans	-	-	-	-			
Change in contingent consideration fair value	3,037	449	22	-			
Transaction related costs	570	-	483	55			
Loss on disposal of assets	-	291	897	167			
Reimbursed software costs, net	-	-	-	-			
Legal, advisory and settlement costs	-	4	338	(60)			
Severance and executive recruiting costs	602	733	-	19			
Amortization of hotel signing fees and lock subsidies	709	503	488	556			
Other (gain) loss	(117)	14	(213)	45			
Impairment	-	12,430	1,160	-			
Adjusted EBITDA	8,510	(296)	4,496	19,559	22,000	24,000	27,000
Non-comparable adjustments [1]	1,486	129	-	-	-	-	-
Comparable Adjusted EBITDA	9,996	(167)	4,496	19,559	22,000	24,000	27,000

Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Assumes Ashford Inc. owned 100% of INSPIRE (JSAV) the entire year of 2020

Page 20

3/20/2023 21 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Sebago acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Sebago seller. Assumes Ashford Inc. owned 97.75% of RED the entire year of 2020; Assumes Ashford Inc. owned 100% of RED the entire year of 2021. Page 21 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) (unaudited) RED 2019 2020 2021 2022 2024 2025 2026 Net income (loss) (520) (715) 2,934 1,468 (Income) loss from consolidated entities attributable to noncontrolling interests (105) 412 (51) - Net (income) loss attributable to redeemable noncontrolling interests - - - - Net income (loss) attributable to the company (625) (303) 2,883 1,468 Interest Expense 285 455 616 769 Amortization of loan costs 21 3 86 52 Depreciation and amortization 461 922 1,275 2,010 Income tax expense (benefit) 510 (523) 1,025 557 Net (income) loss attributable to unitholders redeemable noncontrolling interests - - - - EBITDA 652 554 5,885 4,856 Non-cash stock-based compensation - - - 18 Market change in deferred compensation - - - - Deferred compensation plans - - 70 65 Change in contingent consideration fair value 1,021 (2) - - Transaction related costs 214 50 324 544 Loss on disposal of assets - 4 53 9 Reimbursed software costs, net - - - - Legal, advisory and settlement costs - - - 95 Severance and executive recruiting costs - - 8 8 Amortization of hotel signing fees and lock subsidies - - - - Other (gain) loss - - - - Impairment - - - - Adjusted EBITDA 1,887 606 6,340 5,595 11,000 11,000 13,000 Non-comparable adjustments (1) 1,539 (99) 129 - - - - Comparable Adjusted EBITDA 3,426 507 6,469 5,595 11,000 11,000 13,000

3/20/2023 22 Page 22 Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Comparable information assumes the Marietta acquisition occurred on January 1, 2019. Assumes Ashford Inc. 75.4% of OpenKey the entire year of 2020 and 2021 (2) Includes operating results for Pure Wellness, OpenKey, Lismore Capital, and Marietta Leasehold L.P.; 2019 includes Robert Douglas GAAP Reconciliation (In thousands) (unaudited) Reconciliation of Net Income to EBITDA and Adjusted EBITDA Other Businesses (2) 2019 2020 2021 2022 2024 2025 2026 Net income (loss) (1,491) 964 5,573 (2,188) (Income) loss from consolidated entities attributable to noncontrolling interests 641 766 729 1,171 Net (income) loss attributable to redeemable noncontrolling interests 682 665 152 - Net income (loss) attributable to the company (168) 2,395 6,454 (1,017) Interest Expense 363 2,477 2,561 2,406 Amortization of loan costs 16 - - - Depreciation and amortization 125 659 501 314 Income tax expense (benefit) 353 1,730 2,648 947 Net (income) loss attributable to unitholders redeemable noncontrolling interests - - - - EBITDA 689 7,261 12,164 2,650 Non-cash stock-based compensation 18 4 3 - Market change in deferred compensation - - - - Deferred compensation plans - - - - Change in contingent consideration fair value - - - - Transaction related costs 80 - - - Loss on disposal of assets - - - 48 Reimbursed software costs, net - - - - Legal, advisory and settlement costs - - - - Severance and executive recruiting costs 40 97 39 1 Amortization of hotel signing fees and lock subsidies 101 36 30 40 Other (gain) loss 1 16 (1) 1,244 Impairment - 61 - - Adjusted EBITDA 929 7,475 12,235 3,983 2,000 2,000 2,000 Non-comparable adjustments (1) 1,442 (482) (156) - - - - Comparable Adjusted EBITDA 2,371 6,993 12,079 3,983 2,000 2,000 2,000

3/20/2023 23 GAAP Reconciliation Note: For 2024-2026, Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information. (1) Includes all of the revenue and corporate expenses associated with providing the asset management and advisory services to other entities. Page 23 Reconciliation of Net Income to EBITDA and Adjusted EBITDA (In thousands) REIT Advisory (1) 2019 2020 2021 2022 2024 2025 2026 Net income (loss) (9,689) (6,589) (3,325) (7,157) (Income) loss from consolidated entities attributable to noncontrolling interests - - - - Net (income) loss attributable to redeemable noncontrolling interests 54 432 63 (448) Net income (loss) attributable to the company (9,635) (6,157) (3,262) (7,605) Interest Expense 234 1,108 1,097 5,560 Amortization of loan costs 192 258 120 579 Depreciation and amortization 8,658 9,745 4,632 3,813 Income tax expense (benefit) (440) (4,027) (1,501) 580 Net (income) loss attributable to unitholders redeemable noncontrolling interests (54) (432) (63) 448 EBITDA (1,045) 495 1,023 3,375 Non-cash stock-based compensation 8,640 6,005 4,118 3,720 Market change in deferred compensation (5,732) (3,012) - - Deferred compensation plans - - 1,601 (542) Change in contingent consideration fair value - - - - Transaction related costs 10,463 754 2,456 (77) Loss on disposal of assets - 8,035 645 2,828 Reimbursed software costs, net (2,015) (409) (507) (386) Legal, advisory and settlement costs - 918 1,429 1,251 Severance and executive recruiting costs 9 1,711 1,187 2,294 Amortization of hotel signing fees and lock subsidies - - - - Other (gain) loss - 145 (78) 87 Impairment - - - - Adjusted EBITDA 10,320 14,642 11,874 12,550 7,000 9,000 12,000 Non-comparable adjustments (1) - - - - - - - Comparable Adjusted EBITDA 10,320 14,642 11,874 12,550 7,000 9,000 12,000 (unaudited)

NYSE American: AINC Investor Presentation | March 2023